SECOND AMENDMENT TO TERM LOAN AGREEMENT

THIS SECOND AMENDMENT, dated as of May 23, 2017 (this “Agreement”), to the Term Loan Agreement, dated as of March 1, 2016 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Term Loan Agreement”), among American Assets Trust, Inc., a Maryland corporation, American Assets Trust, L.P., a Maryland limited partnership (the “Borrower”), the lenders from time to time party thereto, and U.S. Bank National Association, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Term Loan Agreement.

WHEREAS, the parties hereto propose to amend certain provisions of the Term Loan Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment to Term Loan Agreement. Subject to all of the terms and conditions set forth in this Agreement, clause (b) of the definition of “Change of Control” contained in Section 1.01 of the Term Loan Agreement is hereby amended and restated in its entirety as follows:
“(b) [Intentionally omitted]”

SECTION 2.     Conditions to Effectiveness. This Agreement shall not become effective until the date on which the Administrative Agent shall have received counterparts of this Agreement duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.
SECTION 3.     Representations and Warranties. Each of the Loan Parties reaffirms and restates the representations and warranties made by it in the Term Loan Agreement, and the other Loan Documents, in each case, after giving effect to the amendment to the Term Loan Agreement contemplated hereby, and all such representations and warranties are true and correct in all material respects on the date of this Agreement with the same force and effect as if made on such date (except to the extent (i) such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, (ii) any representation or warranty that is already by its terms qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct in all respects after giving effect to such qualification and (iii) the representation and warranties contained in subsections (a) and (b) of Section 5.05 of the Term Loan Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Term Loan Agreement). Each of the Loan Parties additionally represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and the Lenders that:
(a)    it has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and the transactions contemplated hereby and has taken or caused to be taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby;
(b)    no consent of any Person (including, without limitation, any of its equity holders or creditors), and no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Agreement, except for the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect;
(c)    this Agreement has been duly executed and delivered on its behalf by a duly authorized officer, and constitutes its legal, valid and binding obligation enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally and the exercise of judicial discretion in accordance with general principles of equity;
(d)    no Default or Event of Default has occurred and is continuing; and
(e)    the execution, delivery and performance of this Agreement will not (i) contravene the terms of any of its Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which it is a party or affecting it or its properties or the properties of any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which it or its property is subject; or (ii) violate any Law, except in each case referred to in clause (ii) or (iii) hereof, to the extent the same could not reasonably be expected to have a Material Adverse Effect.
SECTION 4.     Affirmation of Guarantors. Each Guarantor hereby approves and consents to this Agreement and the transactions contemplated by this Agreement and agrees and affirms that its guarantee of the Obligations continues to be in full force and effect and is hereby ratified and confirmed in all respects and shall apply to the Term Loan Agreement and all of the other Loan Documents, as such are amended, restated, supplemented or otherwise modified from time to time in accordance with their terms.
SECTION 5.     Costs and Expenses. The Borrower acknowledges and agrees that its payment obligations set forth in Section 10.04 of the Term Loan Agreement include the costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Agreement and any other documentation

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contemplated hereby (whether or not this Agreement becomes effective or the transactions contemplated hereby are consummated and whether or not a Default or Event of Default has occurred or is continuing), including, but not limited to, the reasonable fees and disbursements of Sidley Austin LLP, counsel to the Administrative Agent.
SECTION 6.     Ratification.
(a)The Term Loan Agreement, as amended by this Agreement, and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed by the Loan Parties. Each of the Loan Parties hereby (i) confirms and agrees that the Borrower is truly and justly indebted to the Administrative Agent and the Lenders in the aggregate amount of the Obligations without defense, counterclaim or offset of any kind whatsoever, and (ii) reaffirms and admits the validity and enforceability of the Term Loan Agreement, as amended by this Agreement, and the other Loan Documents.
(b)    This Agreement shall be limited precisely as written and, except as expressly provided herein, shall not be deemed (i) to be a consent granted pursuant to, or a waiver, modification or forbearance of, any term or condition of the Term Loan Agreement, any other Loan Document or any of the instruments or agreements referred to in any thereof or a waiver of any Default or Event of Default, whether or not known to the Administrative Agent or any of the Lenders, or (ii) to prejudice any right or remedy which the Administrative Agent or any of the Lenders may now have or have in the future against any Person under or in connection with the Term Loan Agreement, any of the instruments or agreements referred to therein or any of the transactions contemplated thereby.

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SECTION 7.     Modifications. Neither this Agreement, nor any provision hereof, may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the parties hereto.
SECTION 8.     References. The Loan Parties acknowledge and agree that this Agreement constitutes a Loan Document. Each reference in the Term Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in each other Loan Document (and the other documents and instruments delivered pursuant to or in connection therewith) to the “Term Loan Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to Term Loan Agreement as modified hereby and as each may in the future be amended, restated, supplemented or modified from time to time.
SECTION 9.     Counterparts. This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier or electronic mail (in a .pdf format) shall be effective as delivery of a manually executed counterpart.
SECTION 10.     Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
SECTION 11.     Severability. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or enforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.
SECTION 12.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
SECTION 13.     Headings. Section headings in this Agreement are included for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
[The remainder of this page left blank intentionally]

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IN WITNESS WHEREOF, the Loan Parties, the Administrative Agent and the Lenders have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN ASSETS TRUST, L.P. BY: AMERICAN ASSETS TRUST, INC., its General Partner
BY:	/s/ Robert F. Barton
Name: Robert Barton
Title: Chief Financial Officer

BY:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

Signature Page to Second Amendment to Term Loan Agreement

AMERICAN ASSETS TRUST, INC.
By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

AMERICAN ASSETS TRUST
MANAGEMENT LLC
PACIFIC DEL MAR ASSETS LLC
PACIFIC CARMEL MOUNTAIN ASSETS
LLC
PACIFIC SOLANA BEACH ASSETS LLC
AAT DEL MONTE, LLC
BEACH WALK HOLDINGS LLC
ICW PLAZA MERGER SUB LLC
PACIFIC SOUTH COURT ASSETS LLC
PACIFIC TORREY DAYCARE ASSETS LLC
LANDMARK VENTURE JV, LLC
PACIFIC FIRECREEK HOLDINGS, LLC
IMPERIAL STRAND HOLDINGS, LLC
MARINER’S POINT HOLDINGS, LLC
BROADWAY 225 SORRENTO HOLDINGS,
LLC
BROADWAY 225 STONECREST HOLDINGS, LLC
EBW HOTEL LLC
WAIKELE VENTURE HOLDINGS LLC
PACIFIC SANTA FE ASSETS LLC
SB CORPORATE CENTRE LLC
SB TOWNE CENTRE, LLC
AAT Solana 101, LLC
AAT Alamo Quarry, LLC
AAT Geary Marketplace, LLC
AAT Torrey Reserve 6, LLC
AAT Torrey Reserve 5, LLC
AAT Torrey 13-14, LLC
AAT Lloyd District, LLC
AAT Sorrento Pointe, LLC
Carmel Mountain Pad, LLC

Signature Page to Second Amendment to Term Loan Agreement

Pacific Waikiki Assets LLC
AAT Waikele Center, LLC
Southbay Marketplace Holdings,
LLC
AAT Oregon Office I, LLC

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
AMERICAN ASSETS TRUST, L.P., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

CARMEL COUNTRY PLAZA, L.P.

By:	PACIFIC DEL MAR ASSETS LLC, its General Partner
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

PACIFIC CARMEL MOUNTAIN HOLDINGS, L.P.

By:	PACIFIC CARMEL MOUNTAIN ASSETS LLC, its General Partner

Signature Page to Second Amendment to Term Loan Agreement

By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

PACIFIC SOLANA BEACH HOLDINGS, L.P.

By:	PACIFIC SOLANA BEACH ASSETS LLC, its General Partner
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

ABW LEWERS LLC

By:	AMERICAN ASSETS TRUST, L.P., its Managing Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

Signature Page to Second Amendment to Term Loan Agreement

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

ABW 2181 HOLDINGS LLC

By:	ABW LEWERS LLC, its Sole Member
By:	AMERICAN ASSETS TRUST, L.P., its Managing Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

AAT TORREY PLAZA, LLC

By:	ICW PLAZA MERGER SUB LLC, its Sole Member
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

Signature Page to Second Amendment to Term Loan Agreement

PACIFIC SOUTH COURT HOLDINGS, L.P.

By:	PACIFIC SOUTH COURT ASSETS LLC, its General Partner
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

PACIFIC TORREY DAYCARE HOLDINGS, L.P.

By:	PACIFIC TORREY DAYCARE ASSETS, LLC, its General Partner
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

PACIFIC SANTA FE HOLDINGS, L.P.

By:	PACIFIC SANTA FE ASSETS LLC, its General Partner
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

Signature Page to Second Amendment to Term Loan Agreement

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

LANDMARK VENTURE HOLDINGS, LLC

By:	LANDMARK VENTURE JV, LLC, its Sole Member
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

LANDMARK FIREHILL HOLDINGS, LLC

By:	PACIFIC FIRECREEK HOLDINGS, LLC, its Sole Member
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

Signature Page to Second Amendment to Term Loan Agreement

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

PACIFIC WAIKIKI HOLDINGS, L.P.

By:	PACIFIC WAIKIKI ASSETS, LLC, its General Partner
By:	AMERICAN ASSETS TRUST, L.P., its Sole Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

ABW HOLDINGS LLC

By:	ABW LEWERS LLC, its Sole Member
By:	AMERICAN ASSETS TRUST, L.P., its Managing Member
By:	AMERICAN ASSETS TRUST, INC., its General Partner

By:	/s/ Robert F. Barton
Name: Robert F. Barton
Title: Chief Financial Officer

By:	/s/ Adam Wyll
Name: Adam Wyll
Title: Senior Vice President

Signature Page to Second Amendment to Term Loan Agreement

U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By:	/s/ U.S. Bank National Association

Signature Page to Second Amendment to Term Loan Agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ PNC Bank, National Association

Signature Page to Second Amendment to Term Loan Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Wells Fargo Bank, National Association

Signature Page to Second Amendment to Term Loan Agreement